EXHIBIT NO.: 10.45

OWNER'S CONSENT TO PLEDGE

Vernal, Utah

June 15, 2009

ACF Property Management, Inc.

c/o Fortuna Asset Management, LLC

P.O. Box 9109

Newport Beach, CA 92658

Gentlemen:

FOR VALUE RECEIVED, and for the purpose of enabling TRONCO ENERGY CORPORATION, a Delaware corporation (hereinafter called "Debtor") to obtain credit or other financial accommodations from you, including the renewal, extension and/or modification of existing debt obligation(s), the undersigned hereby authorizes Debtor to hypothecate, pledge and deliver to you the property of the undersigned described below (hereinafter called the "Collateral"). The undersigned agrees that when so hypothecated, pledged and delivered the Collateral shall be collateral to secure all liabilities of Debtor to you, howsoever created, whether now existing or hereafter arising, whether direct or indirect, whether absolute or contingent and whether due or to become due (such liabilities being hereinafter called the "Indebtedness"), hereby consenting to the extension, renewal and/or modification from time to time of such Indebtedness.

The undersigned agrees that the Collateral shall be subject to disposition in accordance with the terms and conditions of Debtor's promissory note(s)and/or Security Agreement(s) for your benefit or to you.

No renewal or extension of the time of payment of the Indebtedness, no release or surrender of any security for the Indebtedness, no release of any person or entity primarily or secondarily liable on the Indebtedness (including any maker, endorser, or guarantor), no delay in enforcement of payment of the Indebtedness and no delay or omission in exercising any right or power with respect to the Indebtedness or this Owner's Consent to Pledge shall in any manner impair or affect your rights hereunder. The undersigned waives notice of the creation, existence, extension and renewal of Indebtedness.

Further, this letter constitutes the appointment of TRONCO ENERGY CORPORATION as the lawful Attorney and Agent in Fact for the undersigned to execute any and all documents necessary to effect the pledge of the Collateral as hereinbelow described to you, either in its own name as Debtor or in the name of the undersigned, for all purposes.

COLLATERAL:

Five percent (5%) of Member’s Interest in and to SUPERIOR DRILLING PRODUCTS, LLC, a Utah limited liability company, in the name of MEIER MANAGEMENT COMPANY, LLC.

MEIER MANAGEMENT COMPANY, LLC

/s/ Annette D. Meier
Annette D. Meier, Manager

OWNER'S CONSENT TO PLEDGE

Vernal, Utah

June 15, 2009

ACF Property Management, Inc.

c/o Fortuna Asset Management, LLC

P.O. Box 9109

Newport Beach, CA 92658

Gentlemen:

FOR VALUE RECEIVED, and for the purpose of enabling TRONCO ENERGY CORPORATION, a Delaware corporation (hereinafter called "Debtor") to obtain credit or other financial accommodations from you, including the renewal, extension and/or modification of existing debt obligation(s), the undersigned hereby authorizes Debtor to hypothecate, pledge and deliver to you the property of the undersigned described below (hereinafter called the "Collateral"). The undersigned agrees that when so hypothecated, pledged and delivered the Collateral shall be collateral to secure all liabilities of Debtor to you, howsoever created, whether now existing or hereafter arising, whether direct or indirect, whether absolute or contingent and whether due or to become due (such liabilities being hereinafter called the "Indebtedness"), hereby consenting to the extension, renewal and/or modification from time to time of such Indebtedness.

The undersigned agrees that the Collateral shall be subject to disposition in accordance with the terms and conditions of Debtor's promissory note(s)and/or Security Agreement(s) for your benefit or to you.

No renewal or extension of the time of payment of the Indebtedness, no release or surrender of any security for the Indebtedness, no release of any person or entity primarily or secondarily liable on the Indebtedness (including any maker, endorser, or guarantor), no delay in enforcement of payment of the Indebtedness and no delay or omission in exercising any right or power with respect to the Indebtedness or this Owner’s Consent to Pledge shall in any manner impair or affect your rights hereunder. The undersigned waives notice of the creation, existence, extension and renewal of Indebtedness.

Further, this letter constitutes the appointment of TRONCO ENERGY CORPORATION as the lawful Attorney and Agent in Fact for the undersigned to execute any and all documents necessary to effect the pledge of the Collateral as hereinbelow described to you, either in its own name as Debtor or in the name of the undersigned, for all purposes.

COLLATERAL:

Ninety five percent (95%) of Member’s Interest in and to SUPERIOR DRILLING PRODUCTS, LLC, a Utah limited liability company, in the name of MEIER FAMILY HOLDING COMPANY, LLC.

MEIER FAMILY HOLDING COMPANY, LLC

/s/ Annette D. Meier
Annette D. Meier, Manager